W O R K IN G T O G E T H E R . B U IL D IN G S U C C ES S. 20 24 INVESTOR PRESENTATION I 4th QUARTER

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 4 PROFILE, CULTURE, STRATEGY & INVESTMENT RATIONALE PAGE 12 BUILT ON A SOLID FOUNDATION PAGE 26 Q4 & FY 2024 FINANCIAL INSIGHTS PAGE 35 Q4 & FY 2024 APPENDIX

3 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), and the earnings release for the fourth-quarter ended December 31, 2024 (the “Fourth Quarter Earnings Release”), included in Peoples’ current report on form 8-K furnished to the Securities and Exchange Commission (“SEC”) on January 21, 2025, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) with the SEC on or about February 27, 2025. As required by U.S. generally excepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2024 consolidated financial statements as part of its 2024 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update it’s critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2023 Form 10-K under the section, “Risk Factors” in Part I, Item 1A, and in the Fourth Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

PROFILE, CULTURE, STRATEGY & INVESTMENT RATIONALE 4

NASDAQ: PEBO PEBO GEOGRAPHIC PROFILE 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* CURRENT PEBO FOOTPRINT * According to FDIC annual summary of deposits as of June 30, 2024. Loans: $6.4 billion Assets: $9.3 billion Deposits: $7.6 billion Market Cap: $1.1 billion Assets Under Admin/Mgmt: $3.7 billion PEBO SNAPSHOT AS OF DECEMBER 31, 2024 WV VAKY OH MD DC COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON

6 CORPORATE CULTURE NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities. ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS In 2025 and beyond, we are committed to continuing to conduct our business in a manner that aligns with our values, our ESG areas of focus, and our investment rationale. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/esg Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

NASDAQ: PEBO STRATEGIC ROAD MAP 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

SINCE 2016, WE HAVE BEEN PROACTIVELY PREPARING TO CROSS $10 BILLION IN ASSETS AND BEYOND PREPARATION CROSSING $10 BILLION 20252016-2022 2023 2024 Core System Conversion 2016 Revamped online and mobile banking experience 2022 Implemented best-in-class Customer Relationship Management Solution (Salesforce) Upgraded to Microsoft 365 for all associates Implemented more robust fraud detection & monitoring Cloud native business and commercial loan origination system (nCino) Implementing Governance, Risk & Compliance (GRC) system Deployed Robotic Process Automation in some business processes 2022-2023 Implemented system access provisioning tools Implemented Small Business Administration (SBA) specific loan origination system Interactive Teller Machine Deployment New Insurance Agency Management Software 8 NASDAQ: PEBO

NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LEADING EDGE PRODUCTS, TECHNOLOGY AND CAPABILITIES CREDIT CARD SOLUTIONS Purchasing card, ghost card, virtual card, credit cards for consumers and small business COMMERCIAL CAPABILITIES Remote deposit capture, sweep accounts and more FRAUD PREVENTION TOOLS Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more SPECIALTY FINANCE Online applications and servicing for leasing and premium finance BANKING MOBILE APP Mobile check deposit, Zelle, Apple Pay, ACH approval and more Google Play Store Rating: 4.6 Stars INVESTMENT and INSURANCE APPS Google Play Store Rating as of January 7, 2025

NASDAQ: PEBO 10 INVESTMENT RATIONALE UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in rural markets where we can affect pricing. Top 3 market share in 35 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 24%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 17th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.7 billion in assets under administration and management, including brokerage, trust and retirement planning as of December 31, 2024 • Top 100 U.S. equipment leasing company (North Star Leasing and Vantage Financial, LLC combined) CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.40 declared in Q4 2024 • Based on the closing stock price of Peoples’ common shares of $31.30 on January 17, 2025, the quarterly dividend produces an annualized yield of 5.11% *Non-interest income, excluding gains and loses, 24% for Q4 and 23% for FY of total revenue as of 12/31/24

NASDAQ: PEBO 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO EXTERNAL RECOGNITION MENTAL WELLBEING FOUR YEARS IN A ROW Best of the Tri-State 2024

BUILT ON A SOLID FOUNDATION CAPITAL, CREDIT AND LIQUIDITY 12 PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF SEPTEMBER 30, 2024

NASDAQ: PEBO 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 2.02% 0.00% 1.00% 2.00% 3.00% 4.00% PEER GROUP - TOTAL DEPOSIT COST (%) PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF SEPTEMBER 30, 2024 Source: S&P Global Market Intelligence, as of 09/30/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. COST OF DEPOSITS UNIV. $1-$10 B AVERAGE: 2.27% PEER GROUP - TOTAL DEPOSIT COST (%)

14 NASDAQ: PEBO 84% 0% 30% 60% 90% 120% PEER GROUP - LOANS / DEPOSITS NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN DATA AS OF SEPTEMBER 30, 2024 PEBO IS BELOW THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN-TO-DEPOSIT RATIO Source: S&P Global Market Intelligence, as of 09/30/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. LOAN-TO-DEPOSIT RATIO PEER GROUP - LOAN-TO-DEPOSIT RATIO DATA AS OF SEPTEMBER 30, 2024 UNIV. $1-$10 B AVERAGE: 90%

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 4.32% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% PEER GROUP-NET INTEREST MARGIN NET INTEREST MARGIN NEAR BEST IN CLASS NET INTEREST MARGIN LARGELY DUE TO STRONG DEPOSIT FRANCHISE PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 09/30/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF SEPTEMBER 30, 2024 UNIV. $1-$10 B AVERAGE: 3.21% PEER GROUP - LOAN-TO-DEPOSIT RATIO 4.32%

16 NASDAQ: PEBO 1.19% 1.10% 0.94% 0.87% 0.84% 0.83%0.84% 1.43% 1.32 1.31% 1.26% 1.39% 0.87% 1.47% 1.33 1.33% 1.30% 1.39% 1.41% 1.30% 1.12% 1.00% 0.94% 1.10% 0.75% 1.25% 1.75% FY2021 FY2022 FY2023 Q1 2024 Q2 2024 Q3 2024 Return on Average Assets (ROAA) Avg. $1-$10 Billion Universe PEBO PEBO Adjusted Peer Average RETURN ON AVERAGE ASSETS PEOPLES ADJUSTED ROAA OVER THE LAST 3 YEARS *Non-US GAAP financial measure. See Appendix. Source: S&P Global Market Intelligence, as of 09/30/2024. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. RETURN ON AVERAGE ASSETS (ROAA)

NASDAQ: PEBO 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 170% of risk based capital as of 9/30/2024 • Very limited out-of-market lending • Growing consumer portfolios organically and through acquisitions POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for C&I relationships >$40 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all commercial loans > $1 million • Quarterly, the CECL Assumptions Group provides recommendations on the allowance for credit losses (“ACL”) based on their review of economic forecasts and the loan portfolio metrics *Also referred to throughout this document as “total loans” and “loans held for investment” CREDIT RISK MANAGEMENT PROCESS

18 NASDAQ: PEBO CRITICIZED AND CLASSIFIED LOANS NPAS AS A PERCENT OF TOTAL ASSETS HAVE REMAINED UNDER 0.70% N PA ’S IN $ M IL LI O N S NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS ASSET QUALITY 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-21 FY-22 FY-23 FY-24 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CRITICIZED AND CLASSIFIED LOANS ASSET QUALITY 29.11% 28.50% 26.66% 26.02% 16.40% 13.34% 13.60% 14.16% 0% 10% 20% 30% 40% FY-21 FY-22 FY-23 FY-24 CRITICIZED AND CLASSIFIED LOANS CRITICIZED LOANS / TIER 1 CAPITAL + ALLL CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *

20 NASDAQ: PEBO 258% 170% 0% 100% 200% 300% 400% PEER GROUP-CRE LOANS / RISK-BASED CAPITAL DATA AS OF SEPTEMBER 30, 2024 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS IN TERMS OF CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 09/30/24. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group”. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. CRE CONCENTRATION ANALYSIS PEER GROUP – CRE LOANS / RISK-BASED CAPITAL DATA AS OF SEPTEMBER 30, 2024

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 48% 34% 0% 25% 50% 75% 100% 125% PEER GROUP - CONSTRUCTION, LAND AND DEVELOPMENT LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 09/30/24. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB, CBU, CCNE, CHCO, CTBI, EGBN, FCF, FFBC, FISI, FMNB, FRME, GABC, HBNC, LKFN, NBTB, NWBI, PFC, PRK, SASR, SRCE, STBA, SYBT, THFF, TMP, TOWN, WSBC. DATA AS OF SEPTEMBER 30, 2024 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS IN TERMS OF CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE CONCENTRATION ANALYSIS

22 NASDAQ: PEBO Data as of December 31, 2024. LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION TOTAL LOAN PORTFOLIO = $6.4 BILLION COMMERCIAL CONSUMER SPECIALTY FINANCE 1 2 3 CONSUMER LOAN PORTFOLIO = $1.8 BILLION RESIDENTIAL REAL ESTATE CONSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 1 2 3 4 COMMERCIAL LOAN PORTFOLIO = $3.8 BILLION COMMERCIAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 1 2 3 SPECIALTY FINANCE PORTFOLIO = $0.7 BILLION LEASES PREMIUM FINANCE 1 2 60%29% 11% TOTA LOAN PORTFOLIO COMMERICAL CONSUMER SPECIALITY FINANCE 56% 35% 9% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 45% 36% 13% 6% CONSUMER LOAN PORTFOLIO RESIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 60% 40% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION Data as of December 31, 2024. *Total includes commercial real estate and construction loans, and exposure includes commitments. **Top ten categories in terms of loan size are shown (remaining categories in other) ^ EXCLUDES PREMIUM FINANCE, NORTH STAR LEASING AND VANTAGE LEASING TOTAL C&I PORTFOLIO* = $1.3 BILLION TOTAL CRE PORTFOLIO* = $2.2 BILLION GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ APARTMENT RETAIL INDUSTRIAL OFFICE BUILDING LODGING ASSISTED LIVING WAREHOUSE RESTAURANT MIXED USE HEALTHCARE OTHER 1 2 3 4 5 6 7 8 9 10 11 OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSYLVANIA OTHER STATES 1 2 3 4 5 6 7 8 FOOD SERVICES RETAIL TRADE CONTRACTORS MANUFACTURING REAL ESTATE AMBULATORY SERVICES WHOLESALE TRADE PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES TRANSPORTATION MACHINERY MANUFACTURING OTHER 1 2 3 4 5 6 7 8 9 10 11 17% 12% 12% 9%7% 5% 3% 3% 3% 3% 26% TOTAL CRE LOAN PORTFOLIO* = $2.2 BILLION APAR MENT RETAIL INDUSTRIAL OFFICE BUILDING LODGING ASSISTED LIVING WAREHOUSE RESTAURANT MIXED USE HEALTHCARE OTHER 32% 5% 10% 9% 6% 4% 3% 3% 3% 3% 22% TOTAL C&I PORTFOLIO= $1.3 BILLION FOOD SERVICES RETAIL TRADE CONTRACTORS MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER, WOOD, PAPER, CHEMICAL) REAL ESTATE AMBULATORY HEALTH CARE SERVICES WHOLESALE TRADE PROFESSIONAL, SCIENTIFIC, A D TECHNICAL SERVICES TRANSPORTATION MACHINERY MANUFACTURING OTHER 50% 23% 12% 5% 4%1% 2% 3% GEOGR P IC ISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSLYVANIA OTHER STATES

24 NASDAQ: PEBO PRUDENT USE OF CAPITAL STRENGTH IN THE CURRENT ENVIRONMENT (AS OF DECEMBER 31, 2024) ORGANIC GROWTH • 5% annualized loan growth in Q4 2024 DIVIDENDS • 8 consecutive years of increasing dividends • Dividend paid increased from $0.15 per share for Q3 2016 to $0.40 per share declared in Q4 2024 • Based on the closing stock price of Peoples’ common shares of $31.30 on January 17, 2025, the quarterly dividend produces an annualized yield of 5.11% ACQUISITION ACTIVITIES • Acquisitions completed since 2011: • 10 banks • 14 insurance • 4 investment • 2 equipment leasing • 1 premium finance SHARE REPURCHASES • Repurchased shares in 2020, 2022 ($7.4 million), 2023 ($3 million) and 2024 ($3 million)

NASDAQ: PEBO 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INVESTMENT RATIONALE CREDIT • NPAs of 0.53% as a percentage of total assets • 98.7% of loan portfolio “current” at quarter-end • Total outstanding balance of commercial office space was $193 million or 3.04% of total loans • 0.38% net charge-offs to average loans as of FY 2024 CAPITAL • Continue to exceed the capital required by FRB to be deemed well capitalized. • Tier 1 capital ratio was 13.58% • Tangible book value per share was $19.94 DEPOSITS • Average retail customer deposit relationship: $23,000 • Median retail customer deposit relationship: $2,500 • 30% of our deposit balances exceeded FDIC insurance limits (20% if you exclude collateralized governmental deposits) • 79% of our deposits are retail deposits (consumer and small businesses) LIQUIDITY • Loan-to-deposit ratio of 84% • $857.1 million in liquefiable assets • $3.5 billion of contingent liquidity sources (nearly $618.6 million of the available funding is from lines available from the FHLB1 and the FRB2) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF DECEMBER 31, 2024) 1 Federal Home Loan Bank 2 Federal Reserve Bank

Q4 & FY 2024 FINANCIAL INSIGHTS 26

NASDAQ: PEBO 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q4 & FY 2024 HIGHLIGHTS & KEY IMPACTS LOAN TO DEPOSIT RATIO 84% 84% NET INCOME $27 MILLION $117 MILLIONOR $0.76 PER DILUTED COMMON SHARE OR $3.31 PER DILUTED COMMON SHARE NET CHARGE-OFFS 0.61% OF AVERAGE TOTAL LOANS 0.37% OF AVERAGE TOTAL LOANS EFFICIENCY RATIO 59.6% 58.0% RETURN ON AVERAGE ASSETS 1.17% 1.28% NET INTEREST MARGIN 4.15% 4.21% Q4 2024 FY 2024

28 TOTAL REVENUE NASDAQ: PEBO RECORD TOTAL REVENUE IN 2024 REVENUE SOURCES OF OUR FEE BASED BUSINESSES NON-INTEREST INCOME FY 2024 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME $138,923 $172,553 $253,442 $339,374 $348,701 $64,330 $69,254 $79,513 $93,950 $103,092 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-20 FY-21 FY-22 FY-23 FY-24

25% 20% 20% 18% 10% 7% NON-INTEREST INCOME YTD 2024 ELECTRONIC BANKING INSURANCE TRUST & INVESTMENTS DEPOSIT ACCOUNT SERVICE CHARGES LEASE OTHER 43% 41% 16% TOTAL INVESTMENT REVENUE YTD 2024 $19.5 MILLION FIDUCIARY BROKERAGE EMPLOYEE BENEFITS NASDAQ: PEBO NON-INTEREST REVENUE COMPOSITION 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 REVENUE SOURCES OF OUR FEE BASED BUSINESSES TOTAL INVESTMENT REVENUE FY 2024 $19.5 MILLION 1 FIDUCIARY 2 BROKERAGE 3 EMPLOYEE BENEFITS 1 PROPERTY & CASUALTY COMMERCIAL LINES 2 PERFORMANCE BASED 3 PROPERTY & CASUALTY PERSONAL LINES 4 LIFE & HEALTH TOTAL INSURANCE REVENUE FY 2024 $19.4 MILLION 1 ELECTRONIC BANKING 2 INSURANCE 3 TRUST & INVESTMENTS 4 DEPOSIT ACCOUNT SERVICE CHARGES 5 LEASE 6 OTHER NON-INTEREST INCOME FY 2024 58%11% 17% 14% TOTAL INSURANCE REVENUE YTD 2024 $19.4 MILLION PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH

$- $100,000 $200,000 $300,000 FY-21 FY-22 FY-23 FY-24 CORE NON-INTEREST EXPENSES NON-CORE EXPENSES* 30 EXPENSE & EFFICIENCY RATIO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AN INCREASE IN FTE1 DUE TO GROWTH, AND TECHNOLOGY INVESTMENTS. *Non-US GAAP financial measure. See Appendix. 1 Full-time employees OUR EFFICIENCY RATIO HAS BEEN UNDER 60% SINCE 2022. NASDAQ: PEBO CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSE* EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* 63.51% 58.59% 54.35% 57.97% 50.00% 60.00% 70.00% FY-21 FY-22 FY-23 FY-24 N O T T O S C A L E

1.2% 1.5% 1.6% 1.3% 0.0% 0.5% 1.0% 1.5% 2.0% FY-21 FY-22 FY-23 FY-24 NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INCREASED NET INCOME IN 2022 AND 2023 WAS DUE TO INCREASES IN MARKET INTEREST RATES AND THE PREMIER, VANTAGE, AND LIMESTONE ACQUISITIONS. 1 Non-US GAAP financial measure. See Appendix. 16.9% 23.3% 25.6% 20.04% 19.21% RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS1 16.9% 23.3% 25.6% 18.9% 0.0% 10.0% 20.0% 30.0% FY-21 FY-22 FY-23 FY-24

32 TOTAL LOAN GROWTH TOTAL LOANS* WERE $6.4 BILLION AS OF DECEMBER 31, 2024 *Also referred to throughout this document as “total loans and leases” and “loans held for investment” NASDAQ: PEBO $6,358 $- $3,500 $7,000 FY-21 FY-22 FY-23 FY-24 ($ M IL L IO N S ) TOTAL LOANS* AS OF DECEMBER 31, 2024 LIMESTONE ACQUIRED LOANS PREMIER FINANCIAL BANCORP, INC, ACQUIRED LOANS TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS TOTAL ACQUIRED LEASES TOTAL LOANS NOT ACQUIRED TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS LIMESTONE ACQUIRED LO NS TOTAL ACQUIRED LEASES TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS

34% OF DEPOSIT BALANCES AT YEAR END 2024 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.5 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. DEPOSIT GROWTH NASDAQ: PEBO 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $- $2,000 $4,000 $6,000 $8,000 FY-21 FY-22 FY-23 FY-24 DEPOSIT BALANCES AS OF DECEMBER 31, 2024 BROKERED CERTIFICATES OF DEPOSIT GOVERNME TAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDs* NON-INTEREST-BEARING DDs*

34 2025 LOAN GROWTH EXPECT BETWEEN 4% AND 6%, COMPARED TO 2024 FEE-BASED INCOME ANTICIPATE GROWTH IN THE MID-TO-HIGH SINGLE DIGITS COMPARED TO 2024 CREDIT COSTS ANTICIPATE A SIMILAR QUARTERLY RUN RATE COMPARED TO 2024 AND NET CHARGE-OFF RATE FOR THE FULL YEAR OF 2025 TO BE MODESTLY LOWER THAN THE RATE EXPERIENCED FOR THE FULL YEAR OF 2024 CORE NON-INTEREST EXPENSE ANTICIPATE POSITIVE OPERATING LEVERAGE, AND QUARTERLY NON-INTEREST EXPENSE TO BE BETWEEN $69 AND $71 MILLION FOR SECOND, THIRD AND FOURTH QUARTERS NET INTEREST MARGIN ANTICIPATED TO BE BETWEEN 4.00% AND 4.20%, ASSUMING 50 BASIS POINT REDUCTION IN RATES FROM FEDERAL RESERVE IN FIRST NINE MONTHS OF 2025 2024-2025 FINANCIAL EXPECTATIONS NASDAQ: PEBO

NASDAQ: PEBO 35WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q4 & FY 2024 APPENDIX

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 36 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Total non-interest income $ 63,672 $ 68,885 $ 78,836 $ 87,413 $ 99,366 Less: net gain (loss) on investment securities (368) (862) (61) (3,700) (416) Less: net (loss) gain on asset disposals and other transactions (290) 493 (616) (2,837) (3,310) Core non-interest income excluding gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Total non-interest expense $ 133,695 $ 183,737 $ 207,147 $ 266,487 $ 273,816 Less: acquisition-related expenses 489 21,423 3,016 16,970 169 Less: pension settlement charges 1,054 143 185 2,424 — Less: COVID-19 related expenses 1,332 1,248 134 — — Add: COVID -19 Employee Retention Credit — — — 548 — Less: contract negotiation expenses — 1,248 — — — Less: other non-core charges 1,055 579 — — — Core non-interest expense $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 273,647 ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Total non-interest income $ 63,672 $ 68,885 $ 78,836 $ 87,413 $ 99,366 Less: net gain (loss) on investment securities (368) (862) (61) (3,700) (416) Less: net (loss) gain on asset disposals and other transactions (290) 493 (616) (2,837) (3,310) Core non-interest income excluding gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Total non-interest expense $ 133,695 $ 183,737 $ 207,147 $ 266,487 $ 273,816 Less: acquisition-related expenses 489 21,423 3,016 16,970 169 Less: pension settlement charges 1,054 143 185 2,424 — Less: COVID-19 related expenses 1,332 1,248 134 — — Add: COVID -19 Employee Retention Credit — — — 548 — Less: contract negotiation expenses — 1,248 — — — Less: other non-core charges 1,055 579 — — — Core non-interest expense $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 273,647 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses. Core non-int rest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP si ce it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 37 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Total non-interest expense $ 133,695 $ 183,737 $ 207,147 $ 266,847 $ 273,816 Less: amortization on other intangible assets 3,223 4,775 7,763 11,222 11,161 Adjusted total non-interest expense $ 130,472 $ 178,962 $ 199,384 $ 255,625 $ 262,655 Total non-interest income excluding net gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 Net interest income $ 138,923 $ 172,553 $ 253,442 $ 339,374 $ 348,701 Add: fully taxable equivalent adjustment 1,054 1,349 1,644 1,703 1,308 Net interest income on a fully taxable equivalent basis $ 139,977 $ 173,902 $ 255,086 $ 341,077 $ 350,009 Adjusted revenue $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 453,101 Efficiency ratio 63.86% 73.60% 59.59% 58.68% 57.97% Core non-interest expense $ 129,765 $ 159,096 $ 203,812 $ 247,641 $ 273,647 Less: amortization on other intangible assets 3,223 4,775 7,763 11,222 11,161 Adjusted core non-interest expense $ 126,542 $ 154,321 $ 196,049 $ 236,419 $ 262,486 Core non-interest income excluding gains and losses $ 64,330 $ 69,254 $ 79,513 $ 93,950 $ 103,092 Net interest income on a fully taxable equivalent basis 139,977 173,902 255,086 341,077 350,009 Adjusted core revenue $ 204,307 $ 243,156 $ 334,599 $ 435,027 $ 453,101 Efficiency ratio adjusted for non-core items 61.94% 63.47% 58.59% 54.35% 57.93% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 38 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Total stockholders equity $ 575,673 $ 845,025 $ 785,328 $ 1,053,534 $ 1,111,590 Less: goodwill and other intangible assets 184,597 291,009 326,329 412,172 402,422 Tangible equity $ 391,076 $ 554,016 $ 458,999 $ 641,362 $ 709,168 Total assets $ 4,760,764 $ 7,063,521 $ 7,207,304 $ 9,157,382 $ 9,254,247 Less: goodwill and other intangible assets 184,597 291,009 326,329 412,172 402,422 Tangible assets $ 4,576,167 $ 6,772,512 $ 6,880,975 $ 8,745,210 $ 8,851,825 Tangible equity to tangible assets 8.55% 8.18% 6.67% 7.33% 8.01% Tangible equity $ 391,076 $ 554,016 $ 458,999 $ 641,362 $ 709,168 Common shares outstanding 19,563,979 28,297,771 28,287,837 8,745,210 35,563,590 Tangible book value per share $ 19.99 $ 19.58 $ 16.23 $ 18.16 $ 19.94 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples’ consolidated financial statements. (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 - 2024 periods. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Annualized net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 Total average assets $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 Return on average assets 0.73% 0.84% 1.43% 1.37% 1.28% Return on average assets adjusted for non-core items: Net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 Add: net loss on investment securities 368 862 61 3,700 416 Less: tax effect of net loss on investment securities 77 181 13 777 87 Less: net gain on assets disposals and other transactions — 493 — — — Add: tax effect of net gain on asset disposals and other transactions — 104 — — — Add: net loss on asset disposals and other transactions 290 — 616 2,837 3,310 Less: tax effect on net loss on asset disposals and other transactions 61 — 129 596 695 Add: acquisition-related expenses 489 21,423 3,016 16,970 169 Less: tax effect on acquisition-related expenses 103 4,499 633 3,564 35 Add: pension settlement charges 1,054 143 185 2,424 — Less: tax effect on pension settlement charges 221 30 39 509 — Add: COVID-19 expenses 1,332 1,248 134 — — Less: tax effect on COVID-19 expenses 280 262 28 — — Less: COVID -19 Employee Retention Credit — — — 548 — Add: tax effect of COVID -19 Employee Retention Credit — — — 115 — Add: other non-core charges 1,055 579 — — — Less: tax effect on other non-core charges 222 122 — — — Add: contract negotiation fees — 1,248 — — — Less: tax effect on contract negotiation fees — 262 — — — Net income adjusted for non-core items $ 40,319 $ 67,312 $ 104,461 $ 133,415 $ 120,283 Total average assets $ 4,739,289 $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 Return on average assets adjusted for non-core items 0.85% 1.19% 1.47% 1.61% 1.32%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 40 (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 - 2024 periods. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders’ equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders’ equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders’ equity. ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Annualized net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 Add: amortization of other intangible assets 3,223 4,775 7,763 11,222 11,161 Less: tax effect of amortization of other intangible assets (a) 677 1,003 1,630 2,357 2,344 Net income excluding the amortization of intangible assets $ 34,770 $ 51,327 $ 107,425 $ 122,228 $ 126,022 Total average equity $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 Less: average goodwill and other intangible assets 181,526 234,667 322,639 384,172 406,619 Average tangible equity $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 677,173 Annualized net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 Total average equity $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 Return on average equity 6.04% 7.24% 12.69% 12.05% 10.81% Annualized net income excluding the amortization of intangible assets $ 37,313 $ 51,327 $ 107,425 $ 122,228 $ 126,022 Average tangible equity $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 677,173 Return on average tangible equity 9.47% 12.16% 22.60% 21.96% 18.61%

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 - 2024 periods. The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and contract negotiation expenses. ($ in Thousands) FY-20 FY-21 FY-22 FY-23 FY-24 Return on average equity adjusted for non-core items: Net income $ 34,767 $ 47,555 $ 101,292 $ 113,363 $ 117,205 Add: net loss on investment securities 368 862 61 3,700 416 Less: tax effect of net loss on investment securities (a) 77 181 13 777 87 Less: net gain on assets disposals and other transactions — 493 — — — Add: tax effect of net gain on asset disposals and other transactions — 104 — — — Add: net loss on asset disposals and other transactios 290 — 616 2,837 3,310 Less: tax effect on net loss on asset disposals and other transactions (a) 61 — 129 596 695 Add: acquisition-related expenses 489 21,423 3,016 16,970 169 Less: tax effect on acquisition-related expenses (a) 103 4,499 633 3,564 35 Add: pension settlement charges 1,054 143 185 2,424 — Less: tax effect on pension settlement charges (a) 221 30 39 509 — Add: COVID-19 expenses 1,332 1,248 134 — — Less: tax effect on COVID-19 related expenses (a) 280 262 28 — — Less: COVID -19 Employee Retention Credit — — — 548 — Add: tax effect of COVID -19 Employee Retention Credit — — — 115 — Add: other non-core charges 1,055 579 — — — Less: tax effect on other non-core charges (a) 222 122 — — — Add: contract negotiation fees — 1,248 — — — Less: tax effect on contract negotiation expenses (a) — 262 — — — Net income adjusted for non-core items $ 38,391 $ 67,312 $ 104,461 $ 133,415 $ 120,283 Average equity $ 575,386 $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 Return on average equity adjusted for non-core items 6.67% 10.25% 13.09% 14.18% 14.82% Net income adjusted for non-core items excluding the amortization of intangible assets $ 40,937 $ 71,085 $ 110,594 $ 142,280 $ 129,100 Average tangible equity $ 393,860 $ 421,966 $ 475,345 $ 556,625 $ 677,173 Return on average tangible equity adjusted for non-core items 10.39% 16.85% 23.27% 25.56% 25.47%

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peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. TYLER WILCOX President and Chief Executive Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com